Exhibit 99.2

Investor Supplement
First Quarter 2023

The financial statements and financial exhibits included herein are unaudited. This supplement recasts previously reported financial information for the provisions of Accounting Standards Update No. 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments” (“LDTI”) adopted as of January 1, 2023, with a transition date of January 1, 2021 under the modified retrospective method. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Forms 10-K, 10-Q and 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”). The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Caution Regarding Forward-Looking Statements

This Investor Supplement may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Such statements involve known and unknown risks, uncertainties, and other factors, including but not limited to:

•changes in the frequency and severity of insurance claims;
•claim development and the process of estimating claim reserves;
•the impacts of inflation;
•changes in the interest rate environment;
•supply chain disruption;
•product demand and pricing;
•effects of governmental and regulatory actions;
•litigation outcomes;
•investment risks;
•cybersecurity risks;
•impact of catastrophes; and
•other risks and uncertainties detailed in Kemper’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”).

Exhibit 99.2
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on pages 33-34.

Kemper Corporation
Investor Supplement
First Quarter 2023

Kemper Corporation
Consolidated Impacts of Adoption of Targeted Improvements to Accounting for Long-Duration Contracts
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

The Company adopted LDTI on a modified retrospective basis as of January 1, 2023, such that those balances were adjusted to conform to ASU 2018-12 on January 1, 2021. As a result of the adoption of LDTI, beginning retained earnings was reduced by $25.1 million and Accumulated Other Comprehensive Income (“AOCI”) was reduced by $1,030.3 million as of January 1, 2021.

The following summarizes the increase (decrease) to earnings and earnings per share as a result of the adoption of LDTI.

	For the Three Months Ended								For the Year Ended
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2022	Dec 31, 2021

LDTI Impacts to Net Income (Loss)	$2.2	$1.4	$2.5	$8.5	$8.2	$(4.0)	$(1.7)	$(5.7)	$14.6	$(3.2)

LDTI Impacts to Adjusted Consolidated Net Income (Loss)	$2.2	$1.4	$2.5	$8.5	$8.2	$(4.0)	$(1.7)	$(5.7)	$14.6	$(3.2)

LDTI Impact to Income (Loss) Per Unrestricted Share:
Basic - Net Income (Loss)	$0.03	$0.02	$0.04	$0.13	$0.13	$(0.06)	$(0.03)	$(0.09)	$0.22	$(0.05)
Basic - Adjusted Consolidated Net Income (Loss)	$0.03	$0.02	$0.04	$0.13	$0.13	$(0.06)	$(0.03)	$(0.09)	$0.22	$(0.05)

Diluted - Net Income (Loss)	$0.03	$0.02	$0.04	$0.13	$0.13	$(0.06)	$(0.03)	$(0.09)	$0.22	$(0.05)
Diluted - Adjusted Consolidated Net Income (Loss)	$0.03	$0.02	$0.04	$0.13	$0.13	$(0.06)	$(0.03)	$(0.09)	$0.22	$(0.05)

The following summarizes the increase (decrease) to Shareholders’ Equity as a result of the adoption of LDTI.

	As of
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Jan 1, 2021

Retained Earnings	$(13.7)	$(15.9)	$(17.3)	$(19.8)	$(28.3)	$(36.5)	$(32.5)	$(30.8)	$(25.1)
Changes in the Discount Rate on Future Life Policyholder Benefits (AOCI)	241.1	272.8	11.4	(405.5)	(849.7)	(823.9)	(852.9)	(626.1)	(1,030.3)
Increase (Decrease) in Shareholders’ Equity	$227.4	$256.9	$(5.9)	$(425.3)	$(878.0)	$(860.4)	$(885.4)	$(656.9)	$(1,055.4)

Kemper Corporation
Consolidated Financial Highlights
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
For Period Ended
Earned Premiums	$1,180.9	$1,264.9	$1,290.9	$1,337.6	$1,320.0
Net Investment Income	101.8	106.3	97.8	118.5	100.0
Change in Value of Alternative Energy Partnership Investments	0.7	1.3	0.4	(4.9)	(16.7)
Other Income	1.2	1.9	4.0	0.9	2.4
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	1.7	—	(11.2)	(40.5)	(28.2)
Net Realized Investment Gains (Losses)	8.5	0.2	(20.4)	6.1	(7.4)
Total Revenues	$1,294.8	$1,374.6	$1,361.5	$1,417.7	$1,370.1

Net Loss	$(80.1)	$(53.3)	$(74.8)	$(72.2)	$(86.3)
Adjusted Consolidated Net Operating Loss[1]	$(65.2)	$(24.4)	$(29.1)	$(37.2)	$(51.6)

Per Unrestricted Common Share Amounts:
Basic:
Net Loss	$(1.25)	$(0.84)	$(1.17)	$(1.13)	$(1.36)
Adjusted Consolidated Net Operating Loss[1]	$(1.02)	$(0.38)	$(0.46)	$(0.58)	$(0.81)
Diluted:
Net Loss	$(1.25)	$(0.84)	$(1.17)	$(1.13)	$(1.36)
Adjusted Consolidated Net Operating Loss[1]	$(1.02)	$(0.38)	$(0.46)	$(0.58)	$(0.81)

Dividends Paid to Shareholders Per Share	$0.31	$0.31	$0.31	$0.31	$0.31

At Period End
Total Assets	$13,403.7	$13,313.6	$13,399.9	$13,964.2	$14,667.7
Insurance Reserves	$6,120.7	$6,033.1	$5,940.1	$6,343.5	$6,864.3
Debt	$1,387.5	$1,386.9	$1,386.4	$1,385.8	$1,385.2
Shareholders’ Equity	$2,646.9	$2,670.6	$2,694.5	$2,844.1	$2,969.2
Shareholders’ Equity Excluding Goodwill[1,2]	$1,346.6	$1,370.3	$1,395.7	$1,532.1	$1,657.2
Common Shares Issued and Outstanding (In Millions)	63.982	63.913	63.884	63.850	63.800
Book Value Per Share[2]	$41.37	$41.79	$42.18	$44.54	$46.54
Book Value Per Share Excluding Goodwill[1,2]	$21.05	$21.44	$21.85	$24.00	$25.97
Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Changes in the Discount Rate on Future Life Policyholder Benefits[1,2]	$47.93	$49.23	$50.16	$51.76	$53.11
Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities, Changes in the Discount Rate on Future Life Policyholder Benefits and Goodwill[1,2]	$27.61	$28.88	$29.83	$31.21	$32.55
Debt to Total Capitalization[2]	34.4%	34.2%	34.0%	32.8%	31.8%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	(10.1)%	(10.0)%	(11.1)%	(10.7)%	(9.9)%
[1] Non-GAAP Financial Measure. See page 34 for definition.
[2] See Capital Metrics on pages 8-9 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation
Consolidated Statements of Loss
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Revenues:
Earned Premiums	$1,180.9	$1,264.9	$1,290.9	$1,337.6	$1,320.0
Net Investment Income	101.8	106.3	97.8	118.5	100.0
Change in Value of Alternative Energy Partnership Investments	0.7	1.3	0.4	(4.9)	(16.7)
Other Income	1.2	1.9	4.0	0.9	2.4
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	1.7	—	(11.2)	(40.5)	(28.2)
Net Realized Investment Gains (Losses)	6.4	3.9	(12.1)	11.0	1.5
Impairment Gains (Losses)	2.1	(3.7)	(8.3)	(4.9)	(8.9)
Total Revenues	1,294.8	1,374.6	1,361.5	1,417.7	1,370.1
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	1,052.0	1,073.0	1,085.3	1,151.1	1,123.2
Insurance Expenses	269.3	288.0	300.5	307.7	304.8
Loss from Early Extinguishment of Debt	—	—	—	—	3.7
Interest and Other Expenses	77.4	86.5	63.5	53.5	54.1
Total Expenses	1,398.7	1,447.5	1,449.3	1,512.3	1,485.8
Loss before Income Taxes	(103.9)	(72.9)	(87.8)	(94.6)	(115.7)
Income Tax Benefit	23.8	19.6	13.0	22.4	29.4
Net Loss	$(80.1)	$(53.3)	$(74.8)	$(72.2)	$(86.3)
Loss Per Unrestricted Share:
Basic	$(1.25)	$(0.84)	$(1.17)	$(1.13)	$(1.36)
Diluted	$(1.25)	$(0.84)	$(1.17)	$(1.13)	$(1.36)
Net Loss Per Unrestricted Share:
Basic	$(1.25)	$(0.84)	$(1.17)	$(1.13)	$(1.36)
Diluted	$(1.25)	$(0.84)	$(1.17)	$(1.13)	$(1.36)
Dividends Paid to Shareholders Per Share	$0.31	$0.31	$0.31	$0.31	$0.31
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	63.947	63.888	63.853	63.816	63.744

Kemper Corporation
Consolidated Balance Sheets
(Dollars in Millions)
(Unaudited)

	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Assets:
Investments:
Fixed Maturities at Fair Value	$7,189.4	$6,894.8	$6,577.1	$7,218.8	$7,783.9
Equity Securities at Fair Value	243.6	243.2	322.7	395.0	571.5
Equity Method Limited Liability Investments	218.7	217.0	226.0	228.9	230.0
Alternative Energy Partnerships	17.0	16.3	16.9	17.0	22.4
Short-term Investments at Cost which Approximates Fair Value	278.4	278.4	357.2	230.2	243.8
Company-Owned Life Insurance	595.3	586.5	578.6	566.2	556.4
Loans to Policyholders	283.1	283.4	283.2	282.3	284.7
Other Investments	271.8	269.9	274.2	276.9	275.4
Total Investments	9,097.3	8,789.5	8,635.9	9,215.3	9,968.1
Cash	60.6	212.4	249.2	348.6	297.3
Receivables from Policyholders	1,344.0	1,286.6	1,345.8	1,375.1	1,404.5
Other Receivables	249.4	262.6	228.7	206.5	203.4
Deferred Policy Acquisition Costs	651.5	635.6	645.1	690.1	689.6
Goodwill	1,300.3	1,300.3	1,298.8	1,312.0	1,312.0
Current Income Tax Assets	15.0	167.6	165.1	200.8	183.0
Deferred Income Tax Assets	166.0	129.0	113.7	58.7	43.4
Assets Held-for-Sale	—	—	172.8	—	—
Other Assets	519.6	530.0	544.8	557.1	566.4
Total Assets	$13,403.7	$13,313.6	$13,399.9	$13,964.2	$14,667.7
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,399.6	$3,276.2	$3,219.8	$3,585.1	$4,104.2
Property and Casualty	2,721.1	2,756.9	2,720.3	2,758.4	2,760.1
Total Insurance Reserves	6,120.7	6,033.1	5,940.1	6,343.5	6,864.3
Unearned Premiums	1,778.0	1,704.4	1,794.8	1,854.4	1,890.5
Policyholder Contract Liabilities	700.6	701.3	704.0	704.5	655.0
Deferred Income Tax Liabilities	—	—	—	—	—
Liabilities Held-for-Sale	—	—	84.8	—	—
Accrued Expenses and Other Liabilities	770.0	817.3	795.3	831.9	903.5
Long-term Debt, Current and Non-current, at Amortized Cost	1,387.5	1,386.9	1,386.4	1,385.8	1,385.2
Total Liabilities	10,756.8	10,643.0	10,705.4	11,120.1	11,698.5
Shareholders’ Equity:
Common Stock	6.4	6.4	6.4	6.4	6.4
Paid-in Capital	1,828.9	1,812.7	1,822.2	1,812.5	1,803.1
Retained Earnings	1,266.3	1,366.4	1,439.7	1,534.6	1,627.5
Accumulated Other Comprehensive (Loss) Income	(454.7)	(514.9)	(573.8)	(509.4)	(467.8)
Total Shareholders’ Equity	2,646.9	2,670.6	2,694.5	2,844.1	2,969.2
Total Liabilities and Shareholders’ Equity	$13,403.7	$13,313.6	$13,399.9	$13,964.2	$14,667.7

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Three Months Ended
	Mar 31, 2023	Mar 31, 2022
Cash Flows from Operating Activities:
Net Loss	$(80.1)	$(86.3)
Adjustments to Reconcile Net (Loss) Income to Net Cash Provided by (Used in) Operating Activities:
Net Realized Investment Gains	(6.4)	(1.5)
Impairment (Gains) Losses	(2.1)	8.9
Depreciation and Amortization of Property, Equipment and Software	11.9	13.4
Amortization of Intangible Assets Acquired	4.3	6.2
Loss from Early Extinguishment of Debt	—	3.7
Change in Accumulated Undistributed Earnings of Equity Method Limited Liability Investments	0.8	(5.8)
Loss from Change in Value of Alternative Energy Partnership Investments	(0.7)	16.7
(Increase) Decrease in Value of Equity and Convertible Securities	(1.7)	28.2
Changes in:
Receivables from Policyholders	(57.4)	14.2
Reinsurance Recoverables	4.1	(0.3)
Deferred Policy Acquisition Costs	(15.9)	(1.6)
Insurance Reserves	(21.8)	(8.7)
Unearned Premiums	73.6	(8.2)
Income Taxes	106.2	(28.2)
Other Assets and Liabilities	(9.6)	31.1
Net Cash Provided by (Used in) Operating Activities	5.2	(18.2)
Cash Flows from Investing Activities:
Proceeds from the Sales, Calls and Maturities of Fixed Maturities	154.0	128.6
Proceeds from the Sales or Paydowns of Investments:
Equity Securities	19.5	249.7
Mortgage Loans	18.6	22.8
Other Investments	2.6	20.5
Purchases of Investments:
Fixed Maturities	(293.3)	(527.2)
Equity Securities	(13.2)	(21.3)
Real Estate Investments	(0.2)	—
Corporate-Owned Life Insurance	—	(100.0)
Mortgage Loans	(13.3)	(21.3)
Other Investments	(4.7)	(1.9)
Net Sales of Short-term Investments	0.7	40.3
Acquisition of Software and Long-lived Assets	(10.0)	(16.0)
Other	1.1	0.7
Net Cash Used in Investing Activities	(138.2)	(225.1)

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Three Months Ended
	Mar 31, 2023	Mar 31, 2022

Net Cash Provided by (Used in) Investing Activities (Carryforward from page 6)	$(138.2)	$(225.1)
Cash Flows from Financing Activities:
Repayment of Long-term Debt	—	(280.0)
Proceeds from Issuance of 3.80% Senior Notes due February 23, 2032	—	396.3
Issuance Fees on 3.80% Senior Notes due February 23, 2032	—	(1.2)
Proceeds from Issuance of 5.875% Fixed-Rate Reset Junior Subordinated Debentures Due 2062	—	145.6
Issuance Fees on 5.875% Fixed-Rate Reset Junior Subordinated Debentures Due 2062	—	(0.9)
Proceeds from Policyholder Contract Obligations	89.3	208.6
Repayment of Policyholder Contract Obligations	(90.0)	(57.8)
Proceeds from Shares Issued under Employee Stock Purchase Plan	1.0	1.3
Dividends and Dividend Equivalents Paid	(19.4)	(19.8)
Other	0.3	0.3
Net Cash (Used in) Provided by Financing Activities	(18.8)	392.4

Net (decrease) increase in cash	(151.8)	149.1
Cash, Beginning of Year	212.4	148.2
Cash, End of Period	$60.6	$297.3

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Book Value Per Share
Numerator
Shareholders’ Equity	$2,646.9	$2,670.6	$2,694.5	$2,844.1	$2,969.2
Less: Goodwill	(1,300.3)	(1,300.3)	(1,298.8)	(1,312.0)	(1,312.0)
Shareholders’ Equity Excluding Goodwill[1]	$1,346.6	$1,370.3	$1,395.7	$1,532.1	$1,657.2
Shareholders’ Equity	$2,646.9	$2,670.6	$2,694.5	$2,844.1	$2,969.2
Less: Net Unrealized Losses on Fixed Maturities	574.2	716.8	782.7	472.2	13.7
Less: Changes in the Discount Rate on Future Life Policyholder Benefits	(154.2)	(241.1)	(272.8)	(11.4)	405.5
Shareholders’ Equity Excluding Net Unrealized Losses on Fixed Maturities and Changes in the Discount Rate on Future Life Policyholder Benefits[1]	$3,066.9	$3,146.3	$3,204.4	$3,304.9	$3,388.4
Less: Goodwill	(1,300.3)	(1,300.3)	(1,298.8)	(1,312.0)	(1,312.0)
Shareholders’ Equity Excluding Net Unrealized Losses on Fixed Maturities, Changes in the Discount Rate on Future Life Policyholder Benefits and Goodwill[1]	$1,766.6	$1,846.0	$1,905.6	$1,992.9	$2,076.4
Denominator
Common Shares Issued and Outstanding	63.982	63.913	63.884	63.850	63.800
Book Value Per Share	$41.37	$41.79	$42.18	$44.54	$46.54
Book Value Per Share Excluding Goodwill[1]	$21.05	$21.44	$21.85	$24.00	$25.97
Book Value Per Share Excluding Net Unrealized Losses on Fixed Maturities and Changes in the Discount Rate on Future Life Policyholder Benefits[1]	$47.93	$49.23	$50.16	$51.76	$53.11
Book Value Per Share Excluding Net Unrealized Losses on Fixed Maturities, Changes in the Discount Rate on Future Life Policyholder Benefits and Goodwill[1]	$27.61	$28.88	$29.83	$31.21	$32.55
Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Loss	$(280.4)	$(286.6)	$(330.9)	$(335.4)	$(327.5)
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,765.1	$2,861.6	$2,985.7	$3,130.9	$3,298.5
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	(10.1)%	(10.0)%	(11.1)%	(10.7)%	(9.9)%
Return on Shareholders’ Equity Excluding Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Goodwill[1]	$1,460.4	$1,554.6	$1,676.3	$1,818.9	$2,026.2
Rolling 12 Months Return on Average Shareholders' Equity Excluding Goodwill (5-point Average)[1]	(19.2)%	(18.4)%	(19.7)%	(18.4)%	(16.2)%
Return on Shareholders’ Equity Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Changes in the Discount Rate on Future Life Policyholder Benefits[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Changes in the Discount Rate on Future Life Policyholder Benefits[1]	$3,277.0	$3,053.0	$2,928.3	$2,798.9	$2,784.5
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Changes in the Discount Rate on Future Life Policyholder Benefits (5-point Average)[1]	(8.6)%	(9.4)%	(11.3)%	(12.0)%	(11.8)%

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022

Return on Shareholders’ Equity Excluding Net Unrealized (Gains) Losses on Fixed Maturities, Changes in the Discount Rate on Future Life Policyholder Benefits, and Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Losses on Fixed Maturities, Changes in the Discount Rate on Future Life Policyholder Benefits and Goodwill[1]	$1,972.3	$1,746.0	$1,619.0	$1,487.0	$1,512.2
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Losses on Fixed Maturities, Changes in the Discount Rate on Future Life Policyholder Benefits and Goodwill (5-point Average)[1]	(14.2)%	(16.4)%	(20.4)%	(22.6)%	(21.7)%
[1] Non-GAAP financial measure. See definitions beginning on page 34.

Debt and Total Capitalization
Debt	$1,387.5	$1,386.9	$1,386.4	$1,385.8	$1,385.2
Shareholders’ Equity	2,646.9	2,670.6	2,694.5	2,844.1	2,969.2
Total Capitalization	$4,034.4	$4,057.5	$4,080.9	$4,229.9	$4,354.4
Ratio of Debt to Shareholders’ Equity	52.4%	51.9%	51.5%	48.7%	46.7%
Ratio of Debt to Total Capitalization	34.4%	34.2%	34.0%	32.8%	31.8%

Debt	$1,387.5	$1,386.9	$1,386.4	$1,385.8	$1,385.2

Shareholders’ Equity	$2,646.9	$2,670.6	$2,694.5	$2,844.1	$2,969.2
Less: Accumulated Other Comprehensive Income (Loss)	(454.7)	(514.9)	(573.8)	(509.4)	(467.8)
Shareholders’ Equity Excluding Accumulated Other Comprehensive Income (Loss)	$3,101.6	$3,185.5	$3,268.3	$3,353.5	$3,437.0
Total Capitalization Excluding Accumulated Other Comprehensive Income (Loss)	$4,489.1	$4,572.4	$4,654.7	$4,739.3	$4,822.2
Ratio of Debt to Shareholders’ Equity Excluding Accumulated Other Comprehensive Income (Loss)	44.7%	43.5%	42.4%	41.3%	40.3%
Ratio of Debt to Total Capitalization Excluding Accumulated Other Comprehensive Income (Loss)	30.9%	30.3%	29.8%	29.2%	28.7%

Parent Company Liquidity[3]
Kemper Holding Company Cash and Investments[1]	$240.6	$417.6	$449.8	$275.9	$318.3
Borrowings Available Under Credit Agreement	520.0	600.0	600.0	600.0	600.0
Parent Company Liquidity	$760.6	$1,017.6	$1,049.8	$875.9	$918.3

Capital Returned to Shareholders
Cash Dividends Paid [2]	$19.4	$20.1	$20.1	$20.6	$19.6
[1] Includes Kemper's direct non-insurance subsidiaries
[2] Three Months Ended
[3] Excludes borrowings available from subsidiaries

Kemper Corporation
Debt Outstanding, FHLB Advances and Ratings
(Dollars in Millions)
(Unaudited)

	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Kemper Corporation:
Senior Notes at Amortized Cost:
4.350% Senior Notes due February 15, 2025	449.4	449.3	449.3	449.2	449.1
2.400% Senior Notes due September 30, 2030	396.7	396.6	396.5	396.4	396.3
3.800% Senior Notes due 2032	395.6	395.5	395.3	395.2	395.1
5.875% Fixed-Rate Reset Junior Subordinated Debentures Due 2062 at Amortized Cost	145.8	145.5	145.3	145.0	144.7
Long-term Debt Outstanding	$1,387.5	$1,386.9	$1,386.4	$1,385.8	$1,385.2

Federal Home Loan Bank Advances to Insurance Subsidiaries:
Reported as Policyholder Contract Liabilities:
Federal Home Loan Bank of Chicago	$601.0	$601.0	$602.6	$602.8	$553.1
Reported as Debt Outstanding:
Federal Home Loan Bank of Dallas	$—	$—	$—	$—	$—
Federal Home Loan Bank of Chicago	$—	$—	$—	$—	$—
Federal Home Loan Bank of San Francisco	$—	$—	$—	$—	$—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Unsecured Debt	bbb-	Baa3	BBB-	BBB
Junior Unsecured Debt	bb	Ba1	BB	BB+
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A
United Insurance Company of America	A-	A3	A-	A-

Kemper Corporation
Segment Revenues
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Revenues:
Specialty Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	$787.9	$830.4	$858.8	$905.8	$901.7
Commercial Automobile	156.3	151.2	140.7	137.9	119.9
Total Specialty Property & Casualty Insurance Earned Premiums	944.2	981.6	999.5	1,043.7	1,021.6
Net Investment Income	38.5	37.9	33.9	34.0	34.9
Change in Value of Alternative Energy Partnership Investments	0.4	0.7	0.3	(2.5)	(8.4)
Other Income	0.9	1.0	2.3	1.0	1.7
Total Specialty Property & Casualty Insurance Revenues	984.0	1,021.2	1,036.0	1,076.2	1,049.8
Preferred Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	78.2	84.2	89.5	94.0	96.0
Homeowners	52.2	49.1	51.9	47.7	51.3
Other Personal	7.0	7.4	7.9	8.2	8.3
Total Preferred Property & Casualty Insurance Earned Premiums	137.4	140.7	149.3	149.9	155.6
Net Investment Income	10.5	13.5	11.8	11.9	12.5
Change in Value of Alternative Energy Partnership Investments	0.1	0.3	—	(1.1)	(3.9)
Total Preferred Property & Casualty Insurance Revenues	148.0	154.5	161.1	160.7	164.2
Life & Health Insurance:
Earned Premiums:
Life	82.2	99.0	84.3	86.8	82.7
Accident and Health	5.9	31.4	45.9	45.1	45.8
Property	11.2	12.2	11.9	12.1	14.3
Total Life & Health Insurance Earned Premiums	99.3	142.6	142.1	144.0	142.8
Net Investment Income	49.8	52.6	52.6	61.9	49.4
Change in Value of Alternative Energy Partnership Investments	0.2	0.3	0.1	(1.3)	(4.4)
Other (Loss) Income	(0.4)	0.2	—	(0.8)	—
Total Life & Health Insurance Revenues	148.9	195.7	194.8	203.8	187.8
Total Segment Revenues	1,280.9	1,371.4	1,391.9	1,440.7	1,401.8
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	1.7	—	(11.2)	(40.5)	(28.2)
Net Realized Investment Gains (Losses)	6.4	3.9	(12.1)	11.0	1.5
Impairment Gains (Losses)	2.1	(3.7)	(8.3)	(4.9)	(8.9)
Other	3.7	3.0	1.2	11.4	3.9
Total Revenues	$1,294.8	$1,374.6	$1,361.5	$1,417.7	$1,370.1

Kemper Corporation
Segment Operating Results
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Segment Operating Income (Loss):
Specialty Property & Casualty Insurance	$(74.7)	$(46.5)	$(39.2)	$(51.0)	$(60.2)
Preferred Property & Casualty Insurance	(12.2)	(2.0)	(3.3)	(21.6)	(9.5)
Life & Health Insurance	14.8	26.5	15.6	23.9	12.0
Total Segment Operating Loss	(72.1)	(22.0)	(26.9)	(48.7)	(57.7)
Other	(12.9)	(15.5)	(16.6)	(1.6)	(14.0)
Corporate and Other Operating Loss	(12.9)	(15.5)	(16.6)	(1.6)	(14.0)
Total Operating Loss	(85.0)	(37.5)	(43.5)	(50.3)	(71.7)
Income From:
Change in Fair Value of Equity and Convertible Securities	1.7	—	(11.2)	(40.5)	(28.2)
Net Realized Investment Gains (Losses)	6.4	3.9	(12.1)	11.0	1.5
Impairment Losses	2.1	(3.7)	(8.3)	(4.9)	(8.9)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(29.1)	(35.6)	(12.7)	(9.9)	(4.7)
Loss from Early Extinguishment of Debt	—	—	—	—	(3.7)
Loss before Income Taxes	$(103.9)	$(72.9)	$(87.8)	$(94.6)	$(115.7)
Segment Net Operating Income (Loss):
Specialty Property & Casualty Insurance	$(58.4)	$(35.1)	$(28.7)	$(38.9)	$(44.7)
Preferred Property & Casualty Insurance	(9.5)	(0.9)	(2.1)	(16.8)	(6.1)
Life & Health Insurance	13.2	23.0	14.0	20.2	11.6
Total Segment Net Operating Loss	(54.7)	(13.0)	(16.8)	(35.5)	(39.2)
Corporate and Other Net Operating Loss From:
Other	(10.5)	(11.4)	(12.3)	(1.7)	(12.4)
Corporate and Other Net Operating Loss	(10.5)	(11.4)	(12.3)	(1.7)	(12.4)
Adjusted Consolidated Net Operating Loss	(65.2)	(24.4)	(29.1)	(37.2)	(51.6)
Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	1.3	—	(8.8)	(32.0)	(22.3)
Net Realized Investment Gains (Losses)	5.1	3.1	(9.6)	8.7	1.2
Impairment Losses	1.7	(2.9)	(6.6)	(3.9)	(7.0)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(23.0)	(29.1)	(20.7)	(7.8)	(3.7)
Loss from Early Extinguishment of Debt	—	—	—	—	(2.9)
Net Loss	$(80.1)	$(53.3)	$(74.8)	$(72.2)	$(86.3)

Kemper Corporation
Catastrophe Frequency and Severity
(Dollars in Millions)
(Unaudited)

Three Months Ended March 31, 2023
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	20	$8.3	24	$17.0	12	$0.6	24	$25.9
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	20	$8.3	24	$17.0	12	$0.6	24	$25.9

Three Months Ended March 31, 2022
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	11	$2.1	11	$11.4	10	$0.4	11	$13.9
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	11	$2.1	11	$11.4	10	$0.4	11	$13.9

[1] Current accident year net incurred catastrophe Losses and LAE only

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Results of Operations
Net Premiums Written	$1,022.1	$922.3	$968.5	$1,019.9	$1,023.7

Total Specialty P&C
Personal Automobile	787.9	830.4	858.8	905.8	901.7
Commercial Automobile	156.3	151.2	140.7	137.9	119.9
Earned Premium	$944.2	$981.6	$999.5	$1,043.7	$1,021.6
Net Investment Income	38.5	37.9	33.9	34.0	34.9
Change in Value of Alternative Energy Partnership Investments	0.4	0.7	0.3	(2.5)	(8.4)
Other Income	0.9	1.0	2.3	1.0	1.7
Total Revenues	984.0	1,021.2	1,036.0	1,076.2	1,049.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	825.4	859.3	868.0	930.2	911.7
Catastrophe Losses and LAE	8.4	(0.1)	14.8	6.2	2.1
Prior Years:
Non-catastrophe Losses and LAE	31.6	10.2	(6.6)	(14.4)	(3.8)
Catastrophe Losses and LAE	(0.5)	(0.1)	0.2	(0.2)	0.7
Total Incurred Losses and LAE	864.9	869.3	876.4	921.8	910.7
Insurance Expenses	193.8	198.4	198.8	205.4	199.3
Operating Loss	(74.7)	(46.5)	(39.2)	(51.0)	(60.2)
Income Tax Benefit	16.3	11.4	10.5	12.1	15.5
Segment Net Operating Loss	$(58.4)	$(35.1)	$(28.7)	$(38.9)	$(44.7)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	87.5%	87.6%	86.9%	89.1%	89.2%
Current Year Catastrophe Losses and LAE Ratio	0.9	—	1.5	0.6	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	3.3	1.0	(0.7)	(1.4)	(0.4)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	—	—	0.1
Total Incurred Loss and LAE Ratio	91.6	88.6	87.7	88.3	89.1
Insurance Expense Ratio	20.5	20.2	19.9	19.7	19.5
Combined Ratio	112.1%	108.8%	107.6%	108.0%	108.6%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	87.5%	87.6%	86.9%	89.1%	89.2%
Insurance Expense Ratio	20.5	20.2	19.9	19.7	19.5
Underlying Combined Ratio	108.0%	107.8%	106.8%	108.8%	108.7%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	112.1%	108.8%	107.6%	108.0%	108.6%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.9	—	1.5	0.6	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	3.3	1.0	(0.7)	(1.4)	(0.4)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	—	—	0.1
Underlying Combined Ratio	108.0%	107.8%	106.8%	108.8%	108.7%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Insurance Reserves:
Non-Standard Automobile	$1,805.6	$1,875.8	$1,857.0	$1,915.2	$1,952.3
Commercial Automobile	491.4	445.3	417.8	385.9	356.5
Insurance Reserves	$2,297.0	$2,321.1	$2,274.8	$2,301.1	$2,308.8
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$1,094.8	$1,099.9	$1,110.7	$1,151.0	$1,166.0
Incurred but Not Reported	1,027.0	1,041.2	968.2	940.4	934.0
Total Loss Reserves	2,121.8	2,141.1	2,078.9	2,091.4	2,100.0
Unallocated LAE Reserves	175.2	180.0	195.9	209.7	208.8
Insurance Reserves	$2,297.0	$2,321.1	$2,274.8	$2,301.1	$2,308.8

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Results of Operations
Net Premiums Written	$842.4	$762.8	$805.2	$852.3	$884.8

Earned Premiums	$787.9	$830.4	$858.8	$905.8	$901.7
Net Investment Income	29.9	29.7	26.5	26.6	27.2
Change in Value of Alternative Energy Partnership Investments	0.3	0.5	0.3	(1.8)	(6.0)
Other Income	0.9	1.0	2.3	1.0	1.7
Total Revenues	819.0	861.6	887.9	931.6	924.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	697.6	739.8	757.8	828.6	827.7
Catastrophe Losses and LAE	7.7	(0.2)	13.1	5.8	2.0
Prior Years:
Non-catastrophe Losses and LAE	23.4	14.1	(6.7)	(16.5)	(9.0)
Catastrophe Losses and LAE	(0.5)	(0.1)	0.1	(0.2)	0.7
Total Incurred Losses and LAE	728.2	753.6	764.3	817.7	821.4
Insurance Expenses	162.0	172.2	172.9	179.7	177.3
Operating Loss	(71.2)	(64.2)	(49.3)	(65.8)	(74.1)
Income Benefit	15.5	14.7	12.3	14.9	17.7
Total Product Line Net Operating Loss	$(55.7)	$(49.5)	$(37.0)	$(50.9)	$(56.4)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	88.5%	89.1%	88.3%	91.5%	91.8%
Current Year Catastrophe Losses and LAE Ratio	1.0	—	1.5	0.6	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	3.0	1.7	(0.8)	(1.8)	(1.0)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	—	—	0.1
Total Incurred Loss and LAE Ratio	92.4	90.8	89.0	90.3	91.1
Insurance Expense Ratio	20.6	20.7	20.1	19.8	19.7
Combined Ratio	113.0%	111.5%	109.1%	110.1%	110.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	88.5%	89.1%	88.3%	91.5%	91.8%
Insurance Expense Ratio	20.6	20.7	20.1	19.8	19.7
Underlying Combined Ratio	109.1%	109.8%	108.4%	111.3%	111.5%
Non-GAAP Measure Reconciliation
Combined Ratio	113.0%	111.5%	109.1%	110.1%	110.8%
Less:
Current Year Catastrophe Losses and LAE Ratio	1.0	—	1.5	0.6	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	3.0	1.7	(0.8)	(1.8)	(1.0)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	—	—	0.1
Underlying Combined Ratio	109.1%	109.8%	108.4%	111.3%	111.5%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Commercial Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Results of Operations
Net Premiums Written	$179.7	$159.5	$163.3	$167.6	$138.9

Earned Premiums	$156.3	$151.2	$140.7	$137.9	$119.9
Net Investment Income	8.6	8.2	7.4	7.4	7.7
Change in Value of Alternative Energy Partnership Investments	0.1	0.2	—	(0.7)	(2.4)
Total Revenues	165.0	159.6	148.1	144.6	125.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	127.8	119.5	110.2	101.6	84.0
Catastrophe Losses and LAE	0.7	0.1	1.7	0.4	0.1
Prior Years:
Non-catastrophe Losses and LAE	8.2	(3.9)	0.1	2.1	5.2
Catastrophe Losses and LAE	—	—	0.1	—	—
Total Incurred Losses and LAE	136.7	115.7	112.1	104.1	89.3
Insurance Expenses	31.8	26.2	25.9	25.7	22.0
Operating (Loss) Income	(3.5)	17.7	10.1	14.8	13.9
Income Tax Benefit (Expense)	0.8	(3.3)	(1.8)	(2.8)	(2.2)
Total Product Line Net Operating (Loss) Income	$(2.7)	$14.4	$8.3	$12.0	$11.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	81.9%	79.0%	78.3%	73.7%	70.1%
Current Year Catastrophe Losses and LAE Ratio	0.4	0.1	1.2	0.3	0.1
Prior Years Non-catastrophe Losses and LAE Ratio	5.2	(2.6)	0.1	1.5	4.3
Prior Years Catastrophe Losses and LAE Ratio	—	—	0.1	—	—
Total Incurred Loss and LAE Ratio	87.5	76.5	79.7	75.5	74.5
Insurance Expense Ratio	20.3	17.3	18.4	18.6	18.3
Combined Ratio	107.8%	93.8%	98.1%	94.1%	92.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	81.9%	79.0%	78.3%	73.7%	70.1%
Insurance Expense Ratio	20.3	17.3	18.4	18.6	18.3
Underlying Combined Ratio	102.2%	96.3%	96.7%	92.3%	88.4%
Non-GAAP Measure Reconciliation
Combined Ratio	107.8%	93.8%	98.1%	94.1%	92.8%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.4	0.1	1.2	0.3	0.1
Prior Years Non-catastrophe Losses and LAE Ratio	5.2	(2.6)	0.1	1.5	4.3
Prior Years Catastrophe Losses and LAE Ratio	—	—	0.1	—	—
Underlying Combined Ratio	102.2%	96.3%	96.7%	92.3%	88.4%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Results of Operations
Net Premiums Written	$124.0	$115.1	$133.3	$141.3	$137.4

Earned Premiums	$137.4	$140.7	$149.3	$149.9	$155.6
Net Investment Income	10.5	13.5	11.8	11.9	12.5
Change in Value of Alternative Energy Partnership Investments	0.1	0.3	—	(1.1)	(3.9)
Total Revenues	148.0	154.5	161.1	160.7	164.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	90.4	108.9	110.7	110.5	112.2
Catastrophe Losses and LAE	17.0	8.8	10.8	23.5	11.4
Prior Years:
Non-catastrophe Losses and LAE	6.9	(0.8)	(0.3)	1.8	2.1
Catastrophe Losses and LAE	2.9	(1.5)	(0.7)	(0.8)	(3.2)
Total Incurred Losses and LAE	117.2	115.4	120.5	135.0	122.5
Insurance Expenses	43.0	41.1	43.9	47.3	51.2
Operating Loss	(12.2)	(2.0)	(3.3)	(21.6)	(9.5)
Income Tax Benefit	2.7	1.1	1.2	4.8	3.4
Segment Net Operating Loss	$(9.5)	$(0.9)	$(2.1)	$(16.8)	$(6.1)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	65.8%	77.4%	74.2%	73.7%	72.2%
Current Year Catastrophe Losses and LAE Ratio	12.4	6.3	7.2	15.7	7.3
Prior Years Non-catastrophe Losses and LAE Ratio	5.0	(0.6)	(0.2)	1.2	1.3
Prior Years Catastrophe Losses and LAE Ratio	2.1	(1.1)	(0.5)	(0.5)	(2.1)
Total Incurred Loss and LAE Ratio	85.3	82.0	80.7	90.1	78.7
Insurance Expense Ratio	31.3	29.2	29.4	31.6	32.9
Combined Ratio	116.6%	111.2%	110.1%	121.7%	111.6%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	65.8%	77.4%	74.2%	73.7%	72.2%
Insurance Expense Ratio	31.3	29.2	29.4	31.6	32.9
Underlying Combined Ratio	97.1%	106.6%	103.6%	105.3%	105.1%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	116.6%	111.2%	110.1%	121.7%	111.6%
Less:
Current Year Catastrophe Losses and LAE Ratio	12.4	6.3	7.2	15.7	7.3
Prior Years Non-catastrophe Losses and LAE Ratio	5.0	(0.6)	(0.2)	1.2	1.3
Prior Years Catastrophe Losses and LAE Ratio	2.1	(1.1)	(0.5)	(0.5)	(2.1)
Underlying Combined Ratio	97.1%	106.6%	103.6%	105.3%	105.1%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Insurance Reserves:
Personal Automobile	$284.1	$298.4	$303.6	$306.8	$307.9
Homeowners	94.7	91.8	93.7	100.6	93.1
Other Personal	29.1	28.9	29.7	31.6	30.6
Insurance Reserves	$407.9	$419.1	$427.0	$439.0	$431.6
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$250.3	$251.6	$259.6	$270.0	$271.1
Incurred but Not Reported	129.0	139.0	138.1	139.9	131.8
Total Loss Reserves	379.3	390.6	397.7	409.9	402.9
Unallocated LAE Reserves	28.6	28.5	29.3	29.1	28.7
Insurance Reserves	$407.9	$419.1	$427.0	$439.0	$431.6

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Results of Operations
Net Premiums Written	$71.8	$66.1	$73.3	$84.6	$84.2

Earned Premiums	$78.2	$84.2	$89.5	$94.0	$96.0
Net Investment Income	5.4	6.5	5.7	5.8	6.0
Change in Value of Alternative Energy Partnership Investments	0.1	0.1	—	(0.5)	(1.9)
Total Revenues	83.7	90.8	95.2	99.3	100.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	62.7	75.7	76.7	77.8	80.5
Catastrophe Losses and LAE	1.2	0.6	1.1	1.6	0.5
Prior Years:
Non-catastrophe Losses and LAE	2.9	0.1	0.2	—	1.5
Catastrophe Losses and LAE	0.5	(0.2)	0.1	—	0.1
Total Incurred Losses and LAE	67.3	76.2	78.1	79.4	82.6
Insurance Expenses	24.6	23.9	26.5	28.4	31.2
Operating Loss	(8.2)	(9.3)	(9.4)	(8.5)	(13.7)
Income Tax Benefit	1.8	2.3	2.2	1.9	3.6
Total Product Line Net Operating Loss	$(6.4)	$(7.0)	$(7.2)	$(6.6)	$(10.1)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	80.3%	89.9%	85.8%	82.8%	83.8%
Current Year Catastrophe Losses and LAE Ratio	1.5	0.7	1.2	1.7	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	3.7	0.1	0.2	—	1.6
Prior Years Catastrophe Losses and LAE Ratio	0.6	(0.2)	0.1	—	0.1
Total Incurred Loss and LAE Ratio	86.1	90.5	87.3	84.5	86.0
Insurance Expense Ratio	31.5	28.4	29.6	30.2	32.5
Combined Ratio	117.6%	118.9%	116.9%	114.7%	118.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	80.3%	89.9%	85.8%	82.8%	83.8%
Insurance Expense Ratio	31.5	28.4	29.6	30.2	32.5
Underlying Combined Ratio	111.8%	118.3%	115.4%	113.0%	116.3%
Non-GAAP Measure Reconciliation
Combined Ratio	117.6%	118.9%	116.9%	114.7%	118.5%
Less:
Current Year Catastrophe Losses and LAE Ratio	1.5	0.7	1.2	1.7	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	3.7	0.1	0.2	—	1.6
Prior Years Catastrophe Losses and LAE Ratio	0.6	(0.2)	0.1	—	0.1
Underlying Combined Ratio	111.8%	118.3%	115.4%	113.0%	116.3%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Homeowners and Other Personal Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Results of Operations
Net Premiums Written	$52.2	$49.0	$60.0	$56.7	$53.2

Earned Premiums	$59.2	$56.5	$59.8	$55.9	$59.6
Net Investment Income	5.1	7.0	6.1	6.1	6.5
Change in Value of Alternative Energy Partnership Investments	—	0.2	—	(0.6)	(2.0)
Total Revenues	64.3	63.7	65.9	61.4	64.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	27.7	33.2	34.0	32.7	31.7
Catastrophe Losses and LAE	15.8	8.2	9.7	21.9	10.9
Prior Years:
Non-catastrophe Losses and LAE	4.0	(0.9)	(0.5)	1.8	0.6
Catastrophe Losses and LAE	2.4	(1.3)	(0.8)	(0.8)	(3.3)
Total Incurred Losses and LAE	49.9	39.2	42.4	55.6	39.9
Insurance Expenses	18.4	17.2	17.4	18.9	20.0
Operating (Loss) Income	(4.0)	7.3	6.1	(13.1)	4.2
Income Tax Benefit (Expense)	0.9	(1.2)	(1.0)	2.9	(0.2)
Total Product Line Net Operating (Loss) Income	$(3.1)	$6.1	$5.1	$(10.2)	$4.0
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	46.7%	58.8%	56.8%	58.5%	53.1%
Current Year Catastrophe Losses and LAE Ratio	26.7	14.5	16.2	39.2	18.3
Prior Years Non-catastrophe Losses and LAE Ratio	6.8	(1.6)	(0.8)	3.2	1.0
Prior Years Catastrophe Losses and LAE Ratio	4.1	(2.3)	(1.3)	(1.4)	(5.5)
Total Incurred Loss and LAE Ratio	84.3	69.4	70.9	99.5	66.9
Insurance Expense Ratio	31.1	30.4	29.1	33.8	33.6
Combined Ratio	115.4%	99.8%	100.0%	133.3%	100.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	46.7%	58.8%	56.8%	58.5%	53.1%
Insurance Expense Ratio	31.1	30.4	29.1	33.8	33.6
Underlying Combined Ratio	77.8%	89.2%	85.9%	92.3%	86.7%
Non-GAAP Measure Reconciliation
Combined Ratio	115.4%	99.8%	100.0%	133.3%	100.5%
Less:
Current Year Catastrophe Losses and LAE Ratio	26.7	14.5	16.2	39.2	18.3
Prior Years Non-catastrophe Losses and LAE Ratio	6.8	(1.6)	(0.8)	3.2	1.0
Prior Years Catastrophe Losses and LAE Ratio	4.1	(2.3)	(1.3)	(1.4)	(5.5)
Underlying Combined Ratio	77.8%	89.2%	85.9%	92.3%	86.7%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Homeowners Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Results of Operations
Net Premiums Written	$46.2	$42.4	$52.8	$49.2	$45.5

Earned Premiums	$52.2	$49.1	$51.9	$47.7	$51.3
Net Investment Income	4.2	5.8	5.1	5.1	5.4
Change in Value of Alternative Energy Partnership Investments	—	0.1	0.1	(0.5)	(1.7)
Total Revenues	56.4	55.0	57.1	52.3	55.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	23.9	30.1	28.8	28.6	27.5
Catastrophe Losses and LAE	14.9	8.3	9.4	21.3	10.8
Prior Years:
Non-catastrophe Losses and LAE	3.1	(0.3)	—	(0.1)	(1.6)
Catastrophe Losses and LAE	2.4	(1.2)	(0.8)	(0.8)	(2.8)
Total Incurred Losses and LAE	44.3	36.9	37.4	49.0	33.9
Insurance Expenses	16.6	14.9	15.2	16.3	17.5
Operating (Loss) Income	(4.5)	3.2	4.5	(13.0)	3.6
Income Tax Benefit (Expense)	1.0	(0.4)	(0.7)	2.9	(0.2)
Total Product Line Net Operating (Loss) Income	$(3.5)	$2.8	$3.8	$(10.1)	$3.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	45.9%	61.3%	55.5%	59.9%	53.6%
Current Year Catastrophe Losses and LAE Ratio	28.5	16.9	18.1	44.7	21.1
Prior Years Non-catastrophe Losses and LAE Ratio	5.9	(0.6)	—	(0.2)	(3.1)
Prior Years Catastrophe Losses and LAE Ratio	4.6	(2.4)	(1.5)	(1.7)	(5.5)
Total Incurred Loss and LAE Ratio	84.9	75.2	72.1	102.7	66.1
Insurance Expense Ratio	31.8	30.3	29.3	34.2	34.1
Combined Ratio	116.7%	105.5%	101.4%	136.9%	100.2%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	45.9%	61.3%	55.5%	59.9%	53.6%
Insurance Expense Ratio	31.8	30.3	29.3	34.2	34.1
Underlying Combined Ratio	77.7%	91.6%	84.8%	94.1%	87.7%
Non-GAAP Measure Reconciliation
Combined Ratio	116.7%	105.5%	101.4%	136.9%	100.2%
Less:
Current Year Catastrophe Losses and LAE Ratio	28.5	16.9	18.1	44.7	21.1
Prior Years Non-catastrophe Losses and LAE Ratio	5.9	(0.6)	—	(0.2)	(3.1)
Prior Years Catastrophe Losses and LAE Ratio	4.6	(2.4)	(1.5)	(1.7)	(5.5)
Underlying Combined Ratio	77.7%	91.6%	84.8%	94.1%	87.7%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Other Personal Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Results of Operations
Net Premiums Written	$6.0	$6.6	$7.2	$7.5	$7.7

Earned Premiums	$7.0	$7.4	$7.9	$8.2	$8.3
Net Investment Income	0.9	1.2	1.0	1.0	1.1
Change in Value of Alternative Energy Partnership Investments	—	0.1	(0.1)	(0.1)	(0.3)
Total Revenues	7.9	8.7	8.8	9.1	9.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	3.8	3.1	5.2	4.1	4.2
Catastrophe Losses and LAE	0.9	(0.1)	0.3	0.6	0.1
Prior Years:
Non-catastrophe Losses and LAE	0.9	(0.6)	(0.5)	1.9	2.2
Catastrophe Losses and LAE	—	(0.1)	—	—	(0.5)
Total Incurred Losses and LAE	5.6	2.3	5.0	6.6	6.0
Insurance Expenses	1.8	2.3	2.2	2.6	2.5
Operating Income (Loss)	0.5	4.1	1.6	(0.1)	0.6
Income Tax Expense	(0.1)	(0.8)	(0.3)	—	—
Total Product Line Net Operating Income (Loss)	$0.4	$3.3	$1.3	$(0.1)	$0.6
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	54.2%	42.0%	65.8%	50.0%	50.6%
Current Year Catastrophe Losses and LAE Ratio	12.9	(1.4)	3.8	7.3	1.2
Prior Years Non-catastrophe Losses and LAE Ratio	12.9	(8.1)	(6.3)	23.2	26.5
Prior Years Catastrophe Losses and LAE Ratio	—	(1.4)	—	—	(6.0)
Total Incurred Loss and LAE Ratio	80.0	31.1	63.3	80.5	72.3
Insurance Expense Ratio	25.7	31.1	27.8	31.7	30.1
Combined Ratio	105.7%	62.2%	91.1%	112.2%	102.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	54.2%	42.0%	65.8%	50.0%	50.6%
Insurance Expense Ratio	25.7	31.1	27.8	31.7	30.1
Underlying Combined Ratio	79.9%	73.1%	93.6%	81.7%	80.7%
Non-GAAP Measure Reconciliation
Combined Ratio	105.7%	62.2%	91.1%	112.2%	102.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	12.9	(1.4)	3.8	7.3	1.2
Prior Years Non-catastrophe Losses and LAE Ratio	12.9	(8.1)	(6.3)	23.2	26.5
Prior Years Catastrophe Losses and LAE Ratio	—	(1.4)	—	—	(6.0)
Underlying Combined Ratio	79.9%	73.1%	93.6%	81.7%	80.7%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Life & Health Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Results of Operations
Earned Premiums	$99.3	$142.6	$142.1	$144.0	$142.8
Net Investment Income	49.8	52.6	52.6	61.9	49.4
Change in Value of Alternative Energy Partnership Investments	0.2	0.3	0.1	(1.3)	(4.4)
Other Income	(0.4)	0.2	—	(0.8)	—
Total Revenues	148.9	195.7	194.8	203.8	187.8
Policyholders’ Benefits and Incurred Losses and LAE	69.9	88.1	88.5	94.3	89.9
Insurance Expenses	64.2	81.1	90.7	85.6	85.9
Operating Income	14.8	26.5	15.6	23.9	12.0
Income Tax Expense	(1.6)	(3.5)	(1.6)	(3.7)	(0.4)
Segment Net Operating Income	$13.2	$23.0	$14.0	$20.2	$11.6

	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022 [1]	Jun 30, 2022	Mar 31, 2022
Insurance Reserves:
Future Policyholder Benefits	$3,346.9	$3,218.5	$3,190.2	$3,503.4	$4,015.4
Incurred Losses and LAE Reserves:
Life	48.3	53.3	55.7	56.7	63.6
Accident and Health	4.4	4.3	23.4	25.0	25.2
Property	2.7	2.3	3.6	3.1	3.1
Total Incurred Losses and LAE Reserves	55.4	59.9	82.7	84.8	91.9
Insurance Reserves	$3,402.3	$3,278.4	$3,272.9	$3,588.2	$4,107.3
[1] Includes reserves classified as Held-for-Sale Liabilities on the Condensed Consolidated Balance Sheets. See Note 3, “Dispositions,” for more information.

Kemper Corporation
Life & Health Insurance Segment
Life Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Results of Operations
Earned Premiums	$82.2	$99.0	$84.3	$86.8	$82.7
Net Investment Income	49.5	51.0	51.0	60.1	47.9
Change in Value of Alternative Energy Partnership Investments	0.2	0.3	0.1	(1.3)	(4.0)
Other (Loss) Income	(0.5)	0.1	(0.1)	(1.1)	—
Total Revenues	131.4	150.4	135.3	144.5	126.6
Policyholders’ Benefits and Incurred Losses and LAE	64.1	70.4	61.5	64.9	60.4
Insurance Expenses	56.1	58.9	61.7	58.9	58.2
Operating Income	11.2	21.1	12.1	20.7	8.0
Income Tax (Expense) Benefit	(0.9)	(2.6)	(0.9)	(3.0)	0.3
Total Product Line Net Operating Income	$10.3	$18.5	$11.2	$17.7	$8.3

Kemper Corporation
Life & Health Insurance Segment
Accident & Health Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Results of Operations
Earned Premiums	$5.9	$31.4	$45.9	$45.1	$45.8
Net Investment Income	—	0.8	0.8	1.0	0.7
Change in Value of Alternative Energy Partnership Investments	—	—	—	—	(0.1)
Other Income	0.1	0.1	0.1	0.3	—
Total Revenues	6.0	32.3	46.8	46.4	46.4
Policyholders’ Benefits and Incurred Losses and LAE	2.0	16.2	22.3	24.5	23.5
Insurance Expenses	2.0	15.8	22.4	20.1	20.8
Operating Income	2.0	0.3	2.1	1.8	2.1
Income Tax (Expense) Benefit	(0.4)	0.1	(0.4)	(0.4)	(0.4)
Total Product Line Net Operating Income	$1.6	$0.4	$1.7	$1.4	$1.7

Kemper Corporation
Life & Health Insurance Segment
Property Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Results of Operations
Earned Premiums	$11.2	$12.2	$11.9	$12.1	$14.3
Net Investment Income	0.3	0.8	0.8	0.8	0.8
Change in Value of Alternative Energy Partnership Investments	—	—	—	—	(0.3)
Total Revenues	11.5	13.0	12.7	12.9	14.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	2.2	2.0	2.8	3.6	4.1
Catastrophe Losses and LAE	0.6	(0.6)	1.4	0.6	0.4
Prior Years:
Non-catastrophe Losses and LAE	0.8	0.1	0.1	0.5	0.6
Catastrophe Losses and LAE	0.2	—	0.4	0.2	0.9
Total Incurred Losses and LAE	3.8	1.5	4.7	4.9	6.0
Insurance Expenses	6.1	6.4	6.6	6.6	6.9
Operating Income	1.6	5.1	1.4	1.4	1.9
Income Tax Expense	(0.3)	(1.0)	(0.3)	(0.3)	(0.3)
Total Product Line Net Operating Income	$1.3	$4.1	$1.1	$1.1	$1.6
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	19.6%	16.4%	23.5%	29.7%	28.7%
Current Year Catastrophe Losses and LAE Ratio	5.4	(4.9)	11.8	5.0	2.8
Prior Years Non-catastrophe Losses and LAE Ratio	7.1	0.8	0.8	4.1	4.2
Prior Years Catastrophe Losses and LAE Ratio	1.8	—	3.4	1.7	6.3
Total Incurred Loss and LAE Ratio	33.9	12.3	39.5	40.5	42.0
Insurance Expense Ratio	54.5	52.5	55.5	54.5	48.3
Combined Ratio	88.4%	64.8%	95.0%	95.0%	90.3%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	19.6%	16.4%	23.5%	29.7%	28.7%
Insurance Expense Ratio	54.5	52.5	55.5	54.5	48.3
Underlying Combined Ratio	74.1%	68.9%	79.0%	84.2%	77.0%
Non-GAAP Measure Reconciliation
Combined Ratio	88.4%	64.8%	95.0%	95.0%	90.3%
Less:
Current Year Catastrophe Losses and LAE Ratio	5.4	(4.9)	11.8	5.0	2.8
Prior Years Non-catastrophe Losses and LAE Ratio	7.1	0.8	0.8	4.1	4.2
Prior Years Catastrophe Losses and LAE Ratio	1.8	—	3.4	1.7	6.3
Underlying Combined Ratio	74.1%	68.9%	79.0%	84.2%	77.0%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Expenses
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Insurance Expenses:
Commissions	$166.9	$165.7	$176.3	$190.9	$191.9
General Expenses	94.2	86.4	93.5	91.4	87.1
Premium Taxes	23.6	25.3	23.6	25.2	25.4
Total Costs Incurred	284.7	277.4	293.4	307.5	304.4
Net Policy Acquisition Costs (Deferred) Amortized	(15.9)	9.9	6.5	(0.5)	(1.7)
Amortization of Valuation of Business Acquired ("VOBA")	0.5	0.7	0.6	0.7	2.1
Insurance Expenses	269.3	288.0	300.5	307.7	304.8
Loss from Early Extinguishment of Debt	—	—	—	—	3.7
Interest and Other Expenses:
Interest Expense	14.1	13.7	14.3	14.0	12.7
Other Expenses:
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	29.1	35.6	12.7	9.9	4.7
Other	34.2	37.2	36.5	29.6	36.7
Other Expenses	63.3	72.8	49.2	39.5	41.4
Interest and Other Expenses	77.4	86.5	63.5	53.5	54.1
Total Expenses	$346.7	$374.5	$364.0	$361.2	$362.6

Kemper Corporation
Details of Investment Performance
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Net Investment Income
Interest on Fixed Income Securities	$86.2	$81.7	$76.9	$72.8	$68.7
Dividends on Equity Securities Excluding Alternative Investments	1.0	2.0	1.1	1.7	1.5
Alternative Investments:
Equity Method Limited Liability Investments	1.1	3.3	(0.6)	15.3	13.3
Limited Liability Investments Included in Equity Securities	2.6	7.2	8.8	18.5	7.6
Total Alternative Investments	3.7	10.5	8.2	33.8	20.9
Short-term Investments	2.3	2.3	1.1	0.2	0.1
Loans to Policyholders	5.4	5.2	5.5	5.3	5.5
Real Estate	2.4	2.5	3.1	2.3	2.2
Company-Owned Life Insurance	8.8	9.9	9.9	9.8	8.3
Other	3.0	2.6	1.7	1.7	1.7
Total Investment Income	112.8	116.7	107.5	127.6	108.9
Investment Expenses:
Real Estate	2.1	2.1	2.3	1.0	2.5
Other Investment Expenses	8.9	8.3	7.4	8.1	6.4
Total Investment Expenses	11.0	10.4	9.7	9.1	8.9
Net Investment Income	$101.8	$106.3	$97.8	$118.5	$100.0
Net Realized Investment Gains (Losses)
Fixed Maturities:
Gains on Sales	1.1	$3.6	$14.2	$13.4	0.4
Losses on Sales	(3.3)	(4.4)	(23.9)	(2.8)	(0.8)
Gains (Losses) on Hedging Activity	—	1.7	(0.3)	0.3	—
Equity Securities:
Gains on Sales	—	3.1	4.5	0.1	2.0
Losses on Sales	—	(0.1)	(6.6)	—	(0.1)
Other Investments:
Gains on Sales	8.6	—	—	—	—
Net Realized Investment Gains (Losses)	$6.4	$3.9	$(12.1)	$11.0	$1.5
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$2.1	$(3.7)	$(8.3)	$(4.9)	$(8.9)
Net Impairment Gains (Losses) Recognized in Earnings	$2.1	$(3.7)	$(8.3)	$(4.9)	$(8.9)

Kemper Corporation
Details of Invested Assets
(Dollars in Millions)
(Unaudited)

	Mar 31, 2023		Dec 31, 2022		Dec 31, 2021
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$564.0	6.2%	$528.0	6.0%	$585.3	5.8%
States and Political Subdivisions	1,622.9	17.8	1,568.9	17.8	1,589.5	15.9
Foreign Governments	4.0	—	4.1	—	5.2	0.1
Corporate Securities:
Bonds and Notes	3,703.3	40.8	3,539.4	40.4	4,425.4	44.1
Redeemable Preferred Stocks	8.0	0.1	8.0	0.1	7.5	0.1
Collateralized Loan Obligations	981.9	10.8	953.9	10.9	767.7	7.7
Other Mortgage- and Asset-backed	305.3	3.4	292.5	3.3	225.3	2.3
Total Fixed Maturities Reported at Fair Value	7,189.4	79.1	6,894.8	78.5	7,605.9	75.9
Equity Securities Reported at Fair Value:
Preferred Stocks	40.0	0.4	39.8	0.5	51.8	0.5
Common Stocks	1.2	—	2.1	—	21.8	0.2
Other Equity Interests:
Exchange Traded Funds	6.8	0.1	12.2	0.1	432.0	4.3
Limited Liability Companies and Limited Partnerships	195.6	2.2	189.1	2.2	325.0	3.2
Total Equity Securities Reported at Fair Value	243.6	2.7	243.2	2.8	830.6	8.3
Equity Method Limited Liability Investments	218.7	2.4	217.0	2.5	241.9	2.4
Alternative Energy Partnership Investments	17.0	0.2	16.3	0.2	39.6	0.4
Short-term Investments at Cost which Approximates Fair Value	278.4	3.1	278.4	3.2	284.1	2.8
Company Owned Life Insurance	595.3	6.5	586.5	6.7	448.1	4.5
Loans to Policyholders	283.1	3.1	283.4	3.2	286.2	2.9
Other Investments:
Equity Securities Reported at Modified Cost	37.1	0.4	38.4	0.4	32.3	0.3
Convertible Securities at Fair Value	45.3	0.5	43.3	0.5	46.4	0.6
Real Estate at Depreciated Cost	93.0	1.0	93.6	1.1	94.0	0.9
Mortgage Loans	85.7	0.9	91.1	1.0	96.8	1.0
Other	10.7	0.1	3.5	—	0.5	—
Total Other Investments	271.8	2.9	269.9	3.0	270.0	2.8
Total Investments	$9,097.3	100.0%	$8,789.5	100.0%	$10,006.4	100.0%
[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation
Details of Invested Assets (continued)
(Dollars in Millions)
(Unaudited)

	Mar 31, 2023		Dec 31, 2022		Dec 31, 2021
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$5,179.6	72.0%	$4,896.4	71.0%	$5,351.6	67.0%
BBB	1,718.7	23.9	1,687.4	24.5	2,215.1	27.7
BB, B	225.2	3.2	239.7	3.5	331.0	4.2
CCC or Lower	65.9	0.9	71.3	1.0	89.2	1.1
Total Investments in Fixed Maturities	$7,189.4	100.0%	$6,894.8	100.0%	$7,986.9	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	8.7		8.2		8.5

Kemper Corporation
Investment Concentration
(Dollars in Millions)
(Unaudited)

	Mar 31, 2023		Dec 31, 2022		Dec 31, 2021
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Finance, Insurance and Real Estate	$2,086.3	22.9%	$2,007.5	22.8%	$1,996.7	19.2%
Manufacturing	1,100.1	12.1	1,085.9	12.4	1,571.0	15.1
Transportation, Communication and Utilities	804.7	8.8	733.7	8.3	815.8	7.9
Services	640.7	7.0	602.4	6.9	617.5	5.9
Mining	182.2	2.0	173.3	2.0	254.3	2.4
Retail Trade	158.8	1.7	165.1	1.9	171.4	1.7
Construction	8.8	0.1	11.7	0.1	13.1	0.1
Other	16.9	0.2	14.2	0.2	14.1	0.1
Total Fair Value of Non-governmental Fixed Maturities	$4,998.5	54.8%	$4,793.8	54.6%	$5,453.9	52.4%

	Mar 31, 2023
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States including their Political Subdivisions:
Texas	$143.6	1.6%
California	133.1	1.5
Michigan	93.6	1.0
New York	89.5	1.0
Georgia	80.3	0.9
Louisiana	65.5	0.7
Florida	59.2	0.7
Pennsylvania	59.2	0.7
Colorado	52.9	0.6
Massachusetts	49.2	0.5
Total	$826.1	9.2%
1Excluding Investments in U.S. Government and Government Agencies and Authorities at March 31, 2023.

Kemper Corporation
Municipal Bond Securities
(Dollars in Millions)
(Unaudited)

	Mar 31, 2023
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$20.7	$117.4	$5.5	$143.6	8.8%	1.6%
California	11.1	122.0	—	133.1	8.2	1.5
Michigan	—	82.6	11.0	93.6	5.8	1.0
New York	18.9	70.6	—	89.5	5.5	1.0
Georgia	5.9	69.9	4.5	80.3	4.9	0.9
Louisiana	5.2	28.0	32.3	65.5	4.0	0.7
Florida	—	59.2	—	59.2	3.6	0.7
Pennsylvania	3.0	56.2	—	59.2	3.6	0.7
Colorado	—	52.9	—	52.9	3.3	0.6
Massachusetts	1.3	40.3	7.6	49.2	3.0	0.5
Oregon	2.3	21.4	25.3	49.0	3.0	0.5
Missouri	1.1	42.9	—	44.0	2.7	0.5
Washington	1.3	31.6	7.7	40.6	2.5	0.4
New Mexico	—	39.6	—	39.6	2.4	0.4
Virginia	—	32.0	6.3	38.3	2.4	0.4
Illinois	0.6	37.3	—	37.9	2.3	0.4
Ohio	—	36.0	—	36.0	2.2	0.4
Indiana	—	34.9	—	34.9	2.1	0.4
Minnesota	1.1	33.7	—	34.8	2.1	0.4
Maryland	2.4	29.0	2.0	33.4	2.1	0.4
Connecticut	—	17.1	13.4	30.5	1.9	0.3
District of Columbia	—	20.8	6.3	27.1	1.7	0.3
Tennessee	3.3	19.6	2.1	25.0	1.5	0.3
Mississippi	—	10.9	12.4	23.3	1.4	0.3
Oklahoma	—	23.0	—	23.0	1.4	0.3
Rhode Island	1.6	21.1	—	22.7	1.4	0.2
North Carolina	1.7	18.6	—	20.3	1.3	0.2
Arizona	0.8	18.5	—	19.3	1.2	0.2
New Hampshire	0.4	18.3	—	18.7	1.2	0.2
Utah	—	17.4	—	17.4	1.1	0.2
South Carolina	—	16.2	—	16.2	1.0	0.2
Nebraska	6.1	10.0	—	16.1	1.0	0.2
North Dakota	—	15.7	—	15.7	1.0	0.2
Alabama	—	14.4	—	14.4	0.9	0.2
Kentucky	—	14.1	—	14.1	0.9	0.2
Iowa	—	11.7	—	11.7	0.7	0.1
Montana	—	11.0	—	11.0	0.7	0.1
Alaska	2.7	6.2	1.6	10.5	0.6	0.1
Hawaii	3.4	3.3	3.2	9.9	0.6	0.1
All Other States	9.1	49.2	3.5	61.8	3.8	0.7
Total	$104.0	$1,374.6	$144.7	$1,623.3	100.0%	17.9%
[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation
Investments in Limited Liability
Companies and Limited Partnerships
(Dollars in Millions)
(Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Mar 31, 2023	Mar 31, 2023	Dec 31, 2022
Reported as Equity Method Limited Liability Investments:
Mezzanine Debt	$53.3	$117.3	$114.3
Senior Debt	40.7	21.8	21.6
Distressed Debt	—	8.3	9.4
Secondary Transactions	1.7	9.1	9.3
Leveraged Buyout	0.7	9.2	8.9
Growth Equity	—	1.2	1.2
Real Estate	—	43.3	43.3
Hedge Fund	—	0.1	0.5
Other	—	8.4	8.5
Total Equity Method Limited Liability Investments	96.4	218.7	217.0

Alternative Energy Partnership Investments	—	17.0	16.3

Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	62.4	111.4	106.0
Senior Debt	6.0	21.9	21.9
Distressed Debt	13.0	12.7	12.5
Secondary Transactions	4.3	3.1	3.5
Hedge Funds	—	17.7	18.1
Leveraged Buyout	7.9	22.3	21.6
Growth Equity	6.7	6.3	5.4
Real Estate	0.2	0.2	—
Other	—	—	0.1
Total Reported as Other Equity Interests at Fair Value	100.5	195.6	189.1
Reported as Other Equity Interests at Modified Cost:
Other	—	8.3	8.3
Total Reported as Other Equity Interests at Modified Cost	—	8.3	8.3

Total Investments in Limited Liability Companies and Limited Partnerships	$196.9	$439.6	$430.7

Kemper Corporation
Definitions of Non-GAAP Financial Measures

The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Book Value Per Share Excluding Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity excluding goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill is a common measure used by analysts and investors to compare similar companies.

Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities and the Change in Discount Rate on Future Life Policyholder Benefits is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized (gains) losses on fixed income securities and the change in discount rate on future life policyholder benefits by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized (gains) losses on fixed income securities and the change in discount rate on future life policyholder benefits in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.

Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities, the Change in Discount Rate on Future Life Policyholder Benefits and Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized (gains) losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized (gains) losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.

Adjusted Consolidated Net Operating Loss is an after-tax, non-GAAP financial measure and is computed by excluding from Net Loss the after-tax impact of:

(i) Income (Loss) from Change in Fair Value of Equity and Convertible Securities;
(ii) Net Realized Investment Gains (Losses);
(iii) Impairment Losses;
(iv) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs;
(v) Debt Extinguishment, Pension and Other Charges; and
(vi) Significant non-recurring or infrequent items that may not be indicative of ongoing operations

Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Net Income (Loss). There were no applicable significant non-recurring items that the Company excluded from the calculation of Adjusted Consolidated Net Operating Income for the three months ended March 31, 2023 or 2022.

The Company believes that Adjusted Consolidated Net Operating Loss provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income (Loss) from Change in Fair Value of Equity and Convertible Securities, Net Realized Investment Gains (Losses) and Impairment Losses related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Debt Extinguishment, Pension and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company’s financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process; (ii) settlement of pension plan obligations which are business decisions made by the Company, the timing of which is unrelated to the underwriting process; and (iii) other charges that are non-standard, not part of the ordinary course of business, and unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends. The preceding non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures, as they do not fully recognize the overall profitability of the Company’s businesses.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)
A reconciliation of Net Loss to Adjusted Consolidated Net Operating Loss is presented below:

	Three Months Ended
Dollars in Millions (Unaudited)	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Net Loss	$(80.1)	$(53.3)	$(74.8)	$(72.2)	$(86.3)
Less Net Income (Loss) From:
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	1.3	—	(8.8)	(32.0)	(22.3)
Net Realized Investment Gains (Losses)	5.1	3.1	(9.6)	8.7	1.2
Impairment Losses	1.7	(2.9)	(6.6)	(3.9)	(7.0)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(23.0)	(29.1)	(20.7)	(7.8)	(3.7)
Debt Extinguishment, Pension and Other Charges	—	—	—	—	(2.9)
Adjusted Consolidated Net Operating Loss	$(65.2)	$(24.4)	$(29.1)	$(37.2)	$(51.6)
Adjusted Consolidated Net Operating Loss Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Net Income Loss Per Unrestricted Share ‐ basic. A reconciliation of Net Loss Per Unrestricted Share-basic to Adjusted Consolidated Net Operating Income Loss Per Unrestricted Share-basic is presented below:

	Three Months Ended
(Unaudited)	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Net Loss Per Unrestricted Share	$(1.25)	$(0.84)	$(1.17)	$(1.13)	$(1.36)
Less Net Income (Loss) Per Unrestricted Share From:
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	0.02	—	(0.14)	(0.50)	(0.35)
Net Realized Investment Gains (Losses)	0.08	0.05	(0.15)	0.13	0.02
Impairment Losses	0.03	(0.05)	(0.10)	(0.06)	(0.11)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(0.36)	(0.46)	(0.32)	(0.12)	(0.06)
Debt Extinguishment, Pension and Other Charges	—	—	—	—	(0.05)
Adjusted Consolidated Net Operating Loss Per Unrestricted Share	$(1.02)	$(0.38)	$(0.46)	$(0.58)	$(0.81)

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding Total Incurred Losses and LAE Ratio, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio.

The Company believes Underlying Losses and LAE and the Underlying Combined Ratio are useful to investors and uses these financial measures to reveal the trends in the Company’s Property & Casualty Insurance segment that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses may cause the Company’s loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on incurred losses and LAE and the Combined Ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of the Company’s insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance.